SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             November 30, 2004
                             -----------------
                              Date of Report
                    (Date of earliest event reported)


                      COMMERCIAL PROPERTY CORPORATION
                      -------------------------------
           (Exact name of registrant as specified in its charter)



  Delaware                      000-04494                      13-5661446
  --------                      ---------                      ----------
(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


                          9005 Cobble Canyon Lane
                             Sandy, Utah 84093
                             -----------------
                   (Address of Principal Executive Offices)

                               (801) 942-0555
                               --------------
                       (Registrant's Telephone Number)

                                    N/A
                                    ---
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
Item 5.03 Amendments to Articles of Incorporation.
          ----------------------------------------

          Our annual meeting of stockholders was held on November 30, 2004, pursuant to the Notice of Annual Meeting of Stockholders that accompanied our Definitive Information Statement filed with the Securities and Exchange Commission on November 4, 2004, and sent to the stockholders on November 10, 2004, and which is attached hereto and incorporated herein by reference. See
Item 19. Pursuant to the provisions of Sections 242 and 245 of the Delaware Corporation Laws Annotated, our Board of Directors and our stockholders adopted the following Amended and Restated Articles of Incorporation (the "2004 Articles"). There were 871,250 shares represented at the meeting and all shares voted in favor of the 2004 Articles. None voted against and none abstained.

          FIRST.      The name of the Corporation is "Commercial Property
Corporation."

          SECOND.     The address of the Corporation's registered office in
the State of Delaware is 2711 Centerville Road, Wilmington, New Castle County, Delaware 19808, and its registered agent at this address is Corporation Service Company.

          THIRD.      The purpose of the Corporation is to engage in any
lawful act or activity for which corporations may be organized under the Delaware Corporation Laws Annotated.

          FOURTH.     The aggregate number of shares that the Corporation
shall be authorized to issue is 60,000,000 shares, divided into two classes:
50,000,000 shares of non-assessable common stock having a par value of one mill ($0.001) per share; and 10,000,000 shares of preferred stock having a par value of one mill ($0.001) per share, with the preferred stock having such rights and preferences as the Board of Directors shall determine.

          FIFTH.      The Board of Directors of the Corporation is expressly
authorized to make, alter or repeal by-laws of the Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether adopted by them or otherwise.

          SIXTH.      Elections of directors need not be by written ballot
except and to the extent provided in the by-laws of the Corporation.

          SEVENTH.    No director of the Corporation shall be liable to the
Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware Corporation Law Annotated, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH.     The Board of Directors, without shareholder approval,
may adopt any re-capitalization affecting the outstanding securities of the Corporation by effecting a forward or reverse split of all of the outstanding securities of the Corporation, with appropriate adjustments to the Corporation's capital accounts, provided that the re-capitalization does not require any change in the Articles of Incorporation of the Corporation.

          NINTH.      The Board of Directors shall have the right to change
the name of the Corporation without shareholder approval to a name that reflects the industry or business in which the Corporation's business operations are conducted or to a name that will promote or conform to any principal product, technology or other asset of the Corporation that the Board of Directors, in its sole discretion, deems appropriate.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

         (c) Exhibits.

Exhibit No.         Description
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    3.1             Amended and Restated Certificate of Incorporation

    19              Definitive Information Statement*

     * Previously filed with the Securities and Exchange Commission on November 4, 2004.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               COMMERCIAL PROPERTY CORPORATION

Dated: 12/23/04                                /s/ David C. Merrell
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                                               David C. Merrell
                                               President and
                                               Director